Summary of Significant Accounting Policies Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Basis of Accounting [Text Block]
Basis of Presentation and Principles of Consolidation—The accompanying audited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Eagle Rock Energy is the owner of non-operating undivided interests in certain gas processing plants and gas gathering systems. Eagle Rock Energy owns these interests as tenants-in-common with the majority owner-operator of the facilities. Accordingly, Eagle Rock Energy includes its pro-rata share of assets, liabilities, revenues and expenses related to these assets in its financial statements. The assets and liabilities related to these undivided interests have been classified as held for sale within the audited consolidated balance sheets, while the operations related to these interest have been classified as discontinued within the audited consolidated statements of operations (see Note 18).

All intercompany accounts and transactions are eliminated in the consolidated financial statements.

Use of Estimates, Policy [Policy Text Block]
Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Significant estimates are required for proved oil and natural gas reserves, which can affect the carrying value of oil and natural gas properties. The Partnership evaluates its estimates and assumptions on a regular basis. The Partnership bases its estimates on historical experience and various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates and such differences could be material.

Cash and Cash Equivalents, Policy [Policy Text Block]	Cash and Cash Equivalents—Cash and cash equivalents include certificates of deposit and other highly liquid investments with maturities of three months or less at the time of purchase.
Concentration Risk Disclosure [Text Block]
Concentration and Credit Risk—Concentration and credit risk for the Partnership principally consists of cash and cash equivalents and accounts receivable.

The Partnership places its cash and cash equivalents with high-quality institutions and in money market funds. The Partnership derives its revenue from customers primarily in the natural gas industry. Industry concentrations have the potential to impact the Partnership's overall exposure to credit risk, either positively or negatively, in that the Partnership's customers could be affected by similar changes in economic, industry or other conditions. However, the Partnership believes the risk posed by this industry concentration is offset by the creditworthiness of the Partnership's customer base. The Partnership's portfolio of accounts receivable is comprised primarily of mid-size to large domestic corporate entities.

The following is the activity within the Partnership's allowance for doubtful accounts during the years ended December 31, 2013, 2012 and 2011.

	2013	2012	2011
($ in thousands)
Balance at beginning of period	$753	$670	$607
Charged to bad debt expense	458	175	63
Write-offs/adjustments charged to allowance	(280)	(92)	—
Balance at end of period	$931	$753	$670

The table above does not include amounts related to the Partnership's Midstream Business, as these amounts have been classified as part of assets held for sale within the audited consolidated balance sheets and discontinued operations within the audited consolidated statements of operations (see Note 18).

Certain Other Concentrations—The Partnership relies on natural gas producers for its Midstream Business's natural gas and natural gas liquid supply, with the top two producers accounting for 36% of its natural gas supply in the Texas Panhandle area and 25% of its natural gas supply in the Midstream Business' other operating areas for the year ended December 31, 2013. While there are numerous natural gas and natural gas liquid producers, and some of these producers are subject to long-term contracts, the Partnership may be unable to negotiate extensions or replacements of these contracts on favorable terms, if at all. If the Partnership were to lose all or even a portion of the natural gas volumes supplied by these producers and was unable to acquire comparable volumes, the Partnership's results of operations and financial position could be materially adversely affected. These percentages are calculated based on natural gas volumes gathered during the year ended December 31, 2013. For the year ended December 31, 2013, Oneok, Inc. and Chevron Corporation, the Partnership's largest customers, represented 22% and 11%, respectively, of its total sales revenue (including its commodity risk management gains and losses and revenue amounts classified as part of discontinued operations).

Inventory Finished Goods, Policy [Policy Text Block]
Inventory—Inventory is stated at the lower of cost or market, with cost being determined using the average cost method. At December 31, 2013 and December 31, 2012, the Partnership had $1.0 million and $0.8 million, respectively, of crude oil finished goods inventory which is recorded as part of assets held for sale within the audited consolidated balance sheet.

Property, Plant and Equipment, Policy [Policy Text Block]
Property, Plant and Equipment—Property, plant and equipment, including amounts classified as held for sale, consists primarily of gas gathering systems, gas processing plants, NGL pipelines, conditioning and treating facilities and other related facilities, and oil and natural gas properties, which are carried at cost less accumulated depreciation, depletion and amortization. The Partnership charges repairs and maintenance against income when incurred and capitalizes renewals and betterments, which extend the useful life or expand the capacity of the assets. The Partnership capitalizes interest costs on major projects during extended construction time periods. Such interest costs are allocated to property, plant and equipment and amortized over the estimated useful lives of the related assets. The Partnership calculates depreciation on the straight-line method over estimated useful lives of the Partnership's newly developed or acquired assets. The weighted average useful lives are as follows:

Plant Assets	20 years
Pipelines and equipment	20 years
Gas processing and equipment	20 years
Office furniture and equipment	5 years

Plant assets, pipelines and equipment, gas process and equipment and certain office furniture and equipment related to the Partnership's Midstream Business have been classified as assets held for sale within the audited consolidated balance sheets. Depreciation expense related to these assets has been recorded as part of discontinued operations within the audited consolidated statements of operations (see Note 18).

Full Cost or Successful Efforts, Policy [Policy Text Block]
Oil and Natural Gas Properties—The Partnership utilizes the successful efforts method of accounting for its oil and natural gas properties. Leasehold costs are capitalized when incurred. Costs incurred to drill and complete development wells are capitalized. Geological and geophysical expenses and delay rentals are charged to expense as incurred. Exploratory drilling costs are initially capitalized, but charged to expense if the well is determined to be unsuccessful. The Partnership carries the costs of an exploratory well as an asset if the well is found to have a sufficient quantity of reserves to justify its capitalization as a producing well as long as the Partnership is making sufficient progress towards assessing the reserves and the economic and operating viability of the project.

Depletion of producing oil and natural gas properties is recorded based on units of production. Unit rates are computed for unamortized drilling and development costs using proved developed reserves and for acquisition costs using all proved reserves. Authoritative guidance requires that acquisition costs of proved properties be amortized on the basis of all proved reserves (developed and undeveloped), and that capitalized development costs (wells and related equipment and facilities) be amortized on the basis of proved developed reserves.

Upon sale or retirement of complete fields of depreciable or depleted property, the book value thereof, less proceeds or salvage value, is charged or credited to income.

Costs related to unproved properties include costs incurred to acquire unproved reserves.  Because these reserves do not meet the definition of proved reserves, the related costs are not classified as proved properties.  Unproved leasehold costs are capitalized and amortized on a composite basis if individually insignificant, based on past success, experience, drilling plans and average lease-term lives.  Unamortized leasehold costs related to successful exploratory drilling are reclassified to proved properties and depleted on a units of production basis.  Unproved properties (both individually significant and insignificant) are assessed periodically within specific geographic areas and, if necessary, impairments are charged to expense.

Other Assets Disclosure [Text Block]
Other Assets— As of December 31, 2013 and 2012, other assets, excluding amounts classified as held for sale (see Note 18), primarily consist of costs associated with debt issuance costs, net of amortization, of $6.1 million and $8.4 million, respectively.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Impairment of Long-Lived Assets—Management evaluates whether the carrying value of non-oil and natural gas long-lived assets has been impaired when circumstances indicate the carrying value of those assets may not be recoverable. This evaluation is based on undiscounted cash flow projections. The carrying amount is not recoverable if it exceeds the undiscounted sum of cash flows expected to result from the use and eventual disposition of the assets. Management considers various factors when determining if these assets should be evaluated for impairment, including, but not limited to:

•	significant adverse changes in legal factors or in the business climate;

•
a current-period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast which demonstrates continuing losses associated with the use of a long-lived asset;

•	an accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of a long-lived asset;

•	significant adverse changes in the extent or manner in which an asset is used or in its physical condition;

•	a significant change in the market value of an asset; or

•	a current expectation that, more likely than not, an asset will be sold or otherwise disposed of before the end of its estimated useful life.

For its oil and natural gas long-lived assets, the Partnership reviews its proved properties at the field level when management determines that events or circumstances indicate that the recorded carrying value of the properties may not be recoverable. Such events include a negative revision or unfavorable projection of future oil and natural gas reserves and/or forward prices that will be produced from a field, the timing of this future production, future costs to produce the oil and natural gas, and future inflation levels.

If the carrying value is not recoverable on an undiscounted basis, the impairment loss is measured as the excess of the asset's carrying value over its fair value. Management assesses the fair value of long-lived assets using commonly accepted techniques, and may use more than one method, including, but not limited to, recent third party comparable sales, internally developed discounted cash flow analysis and analysis from outside advisors. Significant changes in market conditions resulting from events such as the condition of an asset or a change in management's intent to utilize the asset would generally require management to reassess the cash flows related to the long-lived assets.

See Note 5 for further discussion on impairment charges.

Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition—Revenues associated with sales of natural gas, NGLs, crude oil, condensate and sulfur are recognized when title passes to the customer, which is when the risk of ownership passes to the customer and physical delivery occurs.

Revenues for the Partnership's Midstream Business included the sale of natural gas, NGLs, crude oil, condensate, sulfur and helium and from the compression, gathering, processing, treating and transportation of natural gas. Revenues associated with transportation and processing fees were recognized in the period when the services were provided. These revenues have been classified as discontinued operations within the unaudited condensed consolidated statements of operations.

Sales Method or Entitlements Method, Policy [Policy Text Block]

The Partnership's Upstream Business recognizes natural gas revenues based on the amount of natural gas sold to purchasers. The volumes of natural gas sold may differ from the volumes to which the Partnership is entitled based on its interests in the properties. Differences between volumes sold and volumes based on entitlements create natural gas imbalances. Imbalances are reflected as adjustments to reported natural gas reserves and future cash flows.  For the Upstream Business, as of December 31, 2013 and December 31, 2012, the Partnership had long-term imbalance payables of $0.3 million and $0.6 million, respectively.

Gas Balancing Arrangements, Policy [Policy Text Block]
Transportation and Exchange Imbalances—In the course of transporting natural gas and NGLs for others, the Partnership may receive for redelivery different quantities of natural gas or NGLs than the quantities actually delivered. These transactions result in transportation and exchange imbalance receivables or payables which are recovered or repaid through the receipt or delivery of natural gas or NGLs in future periods, if not subject to cash out provisions. Imbalance receivables are included in accounts receivable and imbalance payables are included in accounts payable on the consolidated balance sheets and marked-to-market using current market prices in effect for the reporting period of the outstanding imbalances. For the Midstream Business, as of December 31, 2013, the Partnership had imbalance receivables totaling $0.7 million and imbalance payables totaling $1.6 million. For the Midstream Business, as of December 31, 2012, the Partnership had imbalance receivables totaling $0.9 million and imbalance payables totaling $2.1 million. Imbalance receivables and payables have been classified as held for sale within the audited consolidated balance sheets. Changes in market value and the settlement of any such imbalance at a price greater than or less than the recorded imbalance results in either an upward or downward adjustment, as appropriate, to the cost of natural gas sold, and have been classified as discontinued operations within the audited consolidated statements of operations.

Environmental Costs, Policy [Policy Text Block]
Environmental Expenditures—Environmental expenditures are expensed or capitalized as appropriate, depending upon the future economic benefit. Expenditures which relate to an existing condition caused by past operations and do not generate current or future revenue are expensed. Liabilities for these expenditures are recorded on an undiscounted basis when environmental assessments and/or clean-ups are probable and the costs can be reasonably estimated.

Income Tax, Policy [Policy Text Block]
Income Taxes—Provision for income taxes is primarily applicable to the Partnership's state tax obligations under the Revised Texas Franchise Tax (the “Revised Texas Franchise Tax”) and certain federal and state tax obligations of Eagle Rock Energy Acquisition Co., Inc., Eagle Rock Acquisition Co. II, Inc., Eagle Rock Upstream Development Company, Inc. and Eagle Rock Upstream Development Company II, Inc., all of which are consolidated subsidiaries. Deferred income tax assets and liabilities are recognized for temporary differences between the assets and liabilities of the tax paying entities for financial reporting and tax purposes.

In general, legal entities that conduct business in Texas are subject to the Revised Texas Franchise Tax. In May 2006, the State of Texas expanded its pre-existing franchise tax to include limited partnerships, limited liability companies, corporations and limited liability partnerships. As a result of the change in tax law, the Partnership's tax status in the State of Texas changed from non-taxable to taxable effective with the 2007 tax year.

Since the Partnership is structured as a pass-through entity, it is not subject to federal income taxes. As a result, its partners are individually responsible for paying federal and certain income taxes on their share of the Partnership's taxable income. Since the Partnership does not have access to information regarding each partner's tax basis, it cannot readily determine the total difference in the basis of the Partnership's net assets for financial and tax reporting purposes.

Derivatives, Policy [Policy Text Block]
Derivatives—Authoritative guidance establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The guidance provides that normal purchase and sale contracts, when appropriately designated, are not subject to the guidance. Normal purchases and sales are contracts which provide for the purchase or sale of something, other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold by the reporting entity over a reasonable period in the normal course of business. The Partnership's forward natural gas and crude oil purchase and sales contracts are designated as normal purchases and normal sales, with the exception of certain contracts with our natural gas trading and marketing business. The Partnership uses financial instruments such as swaps, collars and other derivatives to mitigate the risks to cash flows resulting from changes in commodity prices and interest rates. The Partnership recognizes these financial instruments on its consolidated balance sheet at the instrument's fair value with changes in fair value reflected in the consolidated statement of operations, as the Partnership has not designated any of these derivative instruments as hedges. The cash flows from derivatives are reported as cash flows from operating activities unless the derivative contract is deemed to contain a financing element. Derivatives deemed to contain a financing element are reported as a financing activity in the statement of cash flows. See Note 11 for a description of the Partnership's risk management activities.

Reclassifications [Text Block]
Other Reclassifications—The prior period within the audited consolidated statements of cash flows has been reclassified to conform to current period presentation. Amounts have been reclassified to new rows titled “Loss from risk management activities, net” that combines settled and mark-to-market gains/losses on derivative instruments and “Derivative settlements” that includes cash attributable to derivative instruments that settled during the periods. The revisions to the cash flow presentation had no impact on “Net cash provided by operating activities.”

Asset Retirement Obligations, Policy [Policy Text Block]
The Partnership recognizes asset retirement obligations associated with the retirement of tangible long-lived assets that result from the acquisition, construction and development of the assets. The Partnership records the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset. For its producing oil and natural gas properties, the Partnership makes estimates of property abandonment costs that, in some cases, will not be incurred until a substantial number of years in the future. Such cost estimates could be subject to significant revisions in subsequent years due to increases in current abandonment costs, changes in regulatory requirements, technological advances and other factors that may be difficult to predict. The Partnership recognizes asset retirement obligations for its midstream assets in accordance with the term “conditional asset retirement obligation,” which refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional upon a future event that may or may not be within the Partnership's control. Although uncertainty about the timing and/or method of settlement may exist and may be conditional upon a future event, the obligation to perform the asset retirement activity is unconditional. Accordingly, the Partnership is required to recognize a liability for the fair value of a conditional asset retirement obligation upon initial recognition if the fair value of the liability can be reasonably estimated. The fair value of additions to the asset retirement obligations is estimated using valuation techniques that covert future cash flows to a single discounted amount. Significant inputs to the valuation include estimates of (i) remediation costs, (ii) remaining lives, (iii) future inflation factors and (iv) a credit-adjusted risk free interest rate.

Intangible Assets, Finite-Lived, Policy [Policy Text Block]
Intangible assets consist of rights-of-way and easements which the Partnership amortizes over the term of the agreement or estimated useful life. The amortization period for the Partnership's rights-of-way and easements is 20 years.

Earnings Per Share, Policy [Policy Text Block]
Basic earnings per unit is computed by dividing the net income (loss) by the weighted average number of units outstanding during a period. To determine net income (loss) allocated to each class of ownership (common and restricted common units), the Partnership first allocates net income (loss) in accordance with the amount of distributions made for the quarter by each class, if any. The remaining net income is allocated to each class in proportion to the class weighted average number of units outstanding for a period, as compared to the weighted average number of units for all classes for the period, with the exception of net losses. Net losses are allocated to just the common units.

As of December 31, 2013, 2012 and 2011, the Partnership had unvested restricted common units outstanding, which are considered dilutive securities. These units will be considered in the diluted weighted average common unit outstanding number in periods of net income. In periods of net losses, these units are excluded from the diluted weighted average common unit outstanding number.

Any warrants outstanding during the period are considered to be dilutive securities. These outstanding warrants will be considered in the diluted weighted average common units outstanding number in periods of net income, except if the exercise price of the outstanding warrants is greater than the average market price of the common units for such periods. In periods of net losses, the outstanding warrants are excluded from the diluted weighted average common units outstanding.